UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 21, 2020

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	New York Stock Exchange
6.125% Corporate Unit	AEP PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 21, 2020 in New Albany, Ohio. At the Annual Meeting, the shareholders approved three proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected thirteen individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	343,593,623	13,924,938	1,365,428	68,651,785
David J. Anderson	356,259,485	1,580,566	1,044,351	68,651,785
J. Barnie Beasley, Jr.	352,083,231	5,741,444	1,059,727	68,651,785
Ralph D. Crosby, Jr.	347,852,081	9,934,118	1,097,790	68,651,785
Art A. Garcia	356,282,600	1,499,316	1,102,486	68,651,785
Linda A. Goodspeed	352,165,384	5,742,549	976,446	68,651,785
Thomas E. Hoaglin	350,283,207	7,504,170	1,097,025	68,651,785
Sandra Beach Lin	356,442,546	1,451,131	990,725	68,651,785
Margaret M. McCarthy	354,665,558	3,226,452	992,369	68,651,785
Richard C. Notebaert	351,784,186	5,991,320	1,108,896	68,651,785
Stephen S. Rasmussen	348,788,855	5,811,600	4,283,947	68,651,785
Oliver G. Richard, III	351,964,291	5,801,693	1,118,418	68,651,785
Sara Martinez Tucker	349,301,776	8,530,882	1,051,744	68,651,785

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
424,859,605	1,764,698	911,884

Proposal 3

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
339,999,068	16,452,714	2,432,620	68,651,785

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

April 22, 2020